UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                August 19, 2005
               Date of Report (Date of earliest event reported)



                                  NICOR INC.
            (Exact name of registrant as specified in its charter)


          Illinois                  1-7297               36-2855175
 (State or other jurisdiction    (Commission          (I.R.S. Employer
     Of incorporation)           File Number)      Identification Number)


                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure
-----------------------------------

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 7.01 of Form 8-K, "Regulation FD Disclosure."

On August 19, 2005, Nicor Inc. issued a press release announcing that the Administrative Law Judges issued a proposed rate order in the Nicor Gas rate case that is currently pending before the Illinois Commerce Commission. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)   Exhibits

The following is furnished as an exhibit to this report.

99.1  Press release of Nicor Inc. issued August 19, 2005.

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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              Nicor Inc.


Date  August 19, 2005                        /s/ RICHARD L. HAWLEY
                                             Richard L. Hawley
                                             Executive Vice President and
                                             Chief Financial Officer

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Exhibit Index
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  Exhibit
   Number                        Description of Document
  -------     -----------------------------------------------------------------

    99.1      Press release of Nicor Inc. issued August 19, 2005.